Statement of Additional Information Supplement dated June 30, 2010
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for the Fund listed below:
Invesco Van Kampen Senior Loan Fund
The following information replaces in its entirety the information under the heading “Fund Management”:
“Other Accounts Managed by the Portfolio Managers as of July 31, 2009 (except as noted):

			Pooled Investment Vehicles other than
	Registered Investment Companies		Registered Investment Companies		Other Accounts
	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in Accounts	Accounts	in Accounts	Accounts	in Accounts
Phillip Yarrow	3	$2.9 billion	$0	$0	$0	$0
Thomas Ewald[1]	1	$680.7 million	1	$962.7 million	1	$433.4 million

1	Mr. Ewald began serving as portfolio manager of Invesco Van Kampen Senior Loan Fund on June 25, 2010. Information for Mr. Ewald has been provided as of May 31, 2010.”
The following information replaces in its entirety the information under the heading “Securities Ownership of Portfolio Managers”:
“As of July 31, 2009, the dollar range of securities beneficially owned by each portfolio manager of the Fund is shown below:
Philip Yarrow — $50,001 — $100,000
Thomas Ewald1 — None

1	Mr. Ewald began serving as portfolio manager of Invesco Van Kampen Senior Loan Fund on June 25, 2010. Information for Mr. Ewald has been provided as of May 31, 2010.”
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE